UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 ----------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 16, 2009
                               ----------------


                              BRIDGE BANCORP, INC.
           (Exact name of the registrant as specified in its charter)


         New York                           000-18546             11-2934195
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
incorporation or organization)                               Identification No.)


           2200 Montauk Highway
         Bridgehampton, New York                                       11932
 (Address of principal executive offices)                           (Zip Code)


                                 (631) 537-1000
                         (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)
                               ----------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
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[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
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[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))
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[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4c)
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

Item 8.01         Other Events.

On December 16, 2009, the Registrant announced the declaration of a quarterly cash dividend of $0.23 per share, payable on January 13, 2010 to shareholders of record as of December 30, 2009. A copy of the press release announcing the dividend is attached as Exhibit 99.1 this Current Report.


Item 9.01      Financial Statements and Exhibits.

               (a)  Not Applicable.

               (b)  Not Applicable.

               (c)  Not Applicable.

               (d)  Exhibits.

Exhibit No.                      Exhibit
99.1                             Press Release dated December 16, 2009


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Bridge Bancorp, Inc.
--------------------
(Registrant)




By: /s/ Kevin M. O'Connor
-------------------------
Kevin M. O'Connor
Chief Executive Officer



Dated:  December 16, 2009